CBP-201-207 Rademikibart Add-on Treatment of an Acute COPD Exacerbation Preliminary Results (Seabreeze STAT COPD) Exhibit 99.2

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “Act”). Forward-looking statements are statements that are not of historical fact and include, without limitation, statements regarding future events, our future financial condition, results of operations, business strategy and plans, prospective products (as well as their potential to achieve a differentiated, competitive, or favorable benefit or profile or trend, including on safety, tolerability, improvement, maintenance, clinical response, dosing, efficacy and/or convenience), planned or expected product approval applications or approvals, anticipated milestones, expected data readouts and enrollments, research and development plans and costs, potential future partnerships, expectations about existing partnerships, timing and likelihood of success, objectives of management for future operations, future results of anticipated product development efforts, and adequacy of existing cash and potential partnership funding to fund operations and capital expenditure requirements, as well as statements regarding industry trends. These statements are based on management’s current expectations of future events only as of the date of this presentation and are inherently subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among other things: the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results; whether we will need expanded or additional trials in order to obtain regulatory approval for our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; existing regulations and regulatory developments in the U.S., the UK, the PRC, Europe and other jurisdictions; the ability of our current cash and investments position to support planned operations; our plans and ability to obtain, maintain, protect and enforce our intellectual property rights and our proprietary technologies, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; and the degree of market acceptance of our product candidates, if approved, by physicians, patients, healthcare payors and others in the medical community. Words such as “aim,” “anticipate,” “believe,” “could,” “expect,” “feel,” “goal,” “intend,” “may,” “optimistic,” “plan,” “potential,” “promising,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. The inclusion of forward-looking statements should not be regarded as a representation by Connect that any of its expectations, projections or plans will be achieved. Actual results may differ materially due to the risks and uncertainties inherent in Connect’s business and other risks described in Connect’s filings with the SEC. Further information regarding these and other risks is included under the heading “Risk Factors” in Connect’s annual and periodic reports filed with the SEC. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on the scientific data presented or these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Connect undertakes no obligation to publicly update any forward-looking statements, whether because of new information, future events or otherwise. Connect claims the protection of the safe harbor for forward-looking statements contained in the Act for all forward-looking statements. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration, the National Medical Products Administration or by any other regulatory agency. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward-Looking Statements

3

Phase 2 Clinical Trial of Rademikibart for Treatment of Acute COPD Exacerbations

Seabreeze

STAT COPD STUDY DESIGN


R
1:1
SOC + Rademikibart 600mg SC (n=78)
4-week assessment period
4-week follow-up period
SOC + Placebo SC (n=81)
Day 0
Single SC dose
Assessment of
Treatment Failure
Primary endpoint
Treatment Failure
Week 8
Study Completion

	Population		Primary Endpoint	Secondary Endpoints	Key Exploratory Endpoints
Seabreeze STAT COPD	Adolescents and adults at urgent outpatient visit, ED or hospital	Eosinophil count of ≥ 300 cells/µL and ≥1 exacerbation in prior ~12 months	Treatment Failure (28 days after randomization) includes: • death (any cause), • (re)admission to hospital, • urgent visit to outpatient/ED provider for symptom worsening, or • necessity to intensify pharmacologic treatment.	•**KEY**: Absolute change from baseline in post-bronchodilator (BD) FEV1 at Wk 1; •Rate of exacerbations in 4 weeks •Time to new exacerbation in 4 weeks •Absolute change in post-BD FEV1 at Day 3 & Wk 4 •Mean change in respiratory symptoms. •Safety	•Time to ready for discharge in hospitalized patients •Disease specific-PROs

Abbreviations: COPD = Chronic obstructive pulmonary disease; FEV_1 = forced expiratory volume in 1 second; PRO =patient-reported outcome; SC = subcutaneous; SOC = standard of care:

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4Phase 2 Seabreeze STAT COPD Study Participant Disposition S C R E E N E D 325 S C R E E N F A I L E D 166 Reasons (participants may have >1) Did Not Meet Eligibility Criteria 99 (59.6%) No Exacerbation During Screening 63 (38.0%) Physician Decision 2 (1.2%) Participant Withdrew Consent 9 (5.4%) Lost to Follow-up 2 (1.2%) 0 Death 1 R A N D O M I Z E D 159 P L A C E B O n = 81 R A D E M I K I B A R T n = 78 Note: A participant may be counted for more than one reason for screen failure. Study Terminated

5 Placebo (N=81) n (%) Rademikibart (N=78) n (%) Age (years): Mean (SD); Min, Max 66.6 (7.94); 45, 80 64.9 (9.26); 40, 80 Sex: Male Female 52 (64.2%) 29 (35.8%) 45 (57.7%) 33 (42.3%) Ethnicity: Not Hispanic 68 (84.0%) 70 (89.7%) Race: White Black Pacific Islander 81 (100.0%) 0 0 74 (94.9%) 4 (5.1%) 1 (1.3%) Smoking Status: Former Current 43 (53.1%) 38 (46.9%) 43 (55.1%) 35 (44.9%) Exacerbations in Prior 12 mos: Mean (SD) 1.5 (1.00) 1.6 (1.21) Baseline Eosinophil Count (cells/µL): Mean (SD) 454 (245) 472 (212) Baseline FeNO (ppb): 23.6 (20.00) 24.3 (23.32) Country: Serbia Georgia USA Argentina Australia Great Britain 39 (48.1%) 24 (29.6%) 10 (12.4%) 5 (6.2%) 3 (3.7%) 0 43 (55.1%) 25 (32.0%) 8 (10.3%) 2 (2.6%) 0 0 Phase 2 Seabreeze STAT COPD Demographics and Baseline Characteristics

6 81% Reduction in TxF with Rademikibart & 100% Reduction in Hospital/ED Returns in One Month after Randomization Placebo (n=81) Rademikibart (n=78) P-value (Preliminary) Treatment Failure Rate* 11 (13.6%) 2 (2.6%) 81% reduction p=0.0122 Death 0 0 Admission or readmission to hospital for COPD 4 (4.9%) 0 ED visit for worsening COPD symptoms 3 (3.7%) 0 Unscheduled Medical Visit Only 2 (2.5%) 2 (2.6%) Intensified pharmacologic treatment no admission/ED/unscheduled medical visit 2 (2.5%) 0 Patients returning to the hospital or ED 7 (8.6%) 0 p = 0.0137** *Treatment failures counted through Day 28 visit which may have been +/-3 days from Day 28 per protocol. Treatment Failure Rate in 28 days statistically significant in favor of rademikibart with a 77% reduction in events compared to placebo (p= 0.0373). **.Preliminary p-values based on Fisher’s Exact ED – Emergency Department.

7Time to Treatment Failure 0.60 0.80 1.00 0 7 14 21 28 Pr ob ab ili ty o f n ot e xp er ie nc in g a tr ea tm en t f ai lu re Days following IP administration Time to Treatment Failure Through Week 4 Visit* Placebo (n=81) Rademikibart (n=78) Censored (placebo) Censored (rademikibart) * Per protocol, ±3-day window is used for Day 28 visit Time to the first new asthma exacerbation in the 4 weeks after randomization could not be calculated.

8Rate of New Exacerbations Also Lower in Study 207 Placebo (n=81) Rademikibart (n=78) P-value Rate of new exacerbations through Week 4 visit 7 (8.6%) 1 (1.3%) 85% reduction 0.0301 Note: Study 207 was powered based on Treatment Failure primary endpoint and not secondary endpoints. Rate of new COPD exacerbations in exactly 28 days after randomization was 79% lower (p=0.105).

9 Key Secondary Endpoint – Post-Bronchodilator FEV1 on Day 7 Not Significant Preliminary Topline Results 0 20 40 60 80 100 120 140 160 C ha ng e fro m B as el in e in P os t-B D F EV 1 (m L) Change from Baseline in Post-Bronchodilator FEV1 * Rademikibart (n=78) Placebo (n=81) Δ0 mL p - NS Δ70 mL p=0.1607 Δ20 mL p - NS Δ-10 mL p - NS BD – Bronchodilator *LSM change from baseline Table 14.2.2.1

10 Significant Decrease in Rescue Inhaler Use Starting Week 2 Preliminary Topline Results 0 0.05 0.1 0.15 0.2 0.25 0.3 Av er ag e D ai ly P uf fs o f R es cu e In ha le r Average Daily Puffs of Rescue Inhaler Rademikibart (n=78) Placebo (n = 81) p=0.016 p = 0.245 *p-values comparing rademikibart to placebo are based on an ANCOVA model adjusting for stratification factors p=0.015 p=0.018 p=0.061 p=0.024 p=0.035p=0.029

EXACT PRO Total Score and Individual Symptom Scores Lower at All Timepoints in Study 207

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EXACT PRO Total Score		Placebo (n=81)	Rademikibart (n=78)	P-value
Week 1	Mean (SD) LSMD	38.01 (10.885)	34.88 (11.428) -4.18 (1.947)	0.0334
Week 2	Mean (SD) LSMD	33.84 (12.318)	29.82 (12.859) -5.39 (2.282)	0.0197
Week 4	Mean (SD) LSMD	32.56 (12.646)	29.68 (12.847) -4.28 (2.297)	0.0643

Abbreviations: CFB, change from baseline; E-RS, E-RS = Evaluating Respiratory Symptom; EXACT-PRO = Exacerbations of Chronic Pulmonary Disease Tool - Patient-Reported Outcome; LSMD, least squares mean difference; NS, not significant; SD, standard deviation
Note: Study 206 was powered based on Treatment Failure primary endpoint and not secondary endpoints.

COPD score, Breathlessness subscale, Cough and Sputum subscale, and Chest Symptoms subscale were also lower at all visits compared to placebo with statistical significance at Week 2 for all scales. Statistical significance also achieved at additional timepoints for COPD score (Week 4), breathlessness subscale (Weeks 1 and 4), Cough and Sputum subscale (Week 1).

E-RS: COPD score calculated as sum of 10 respiratory components of EXACT-PRO averaged over 7 days; total score ranges from 0-36; higher values represent more severe symptoms. Breathlessness subscale includes 5 items; ranges from 0-17. Cough and Sputum subscale includes 3 items; ranges from 0-7. Chest Symptoms subscale includes 3 items; ranges from 0-12. EXACT total score all 14 items of EXACT-PRO.

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12 Placebo (N=81) n (%) Rademikibart (N=78) n (%) Any TEAE 21 (25.9%) 11 (14.1%) SAE 7 (8.6%) 2 (2.6%) TEAEs possibly related to IP 1 (1.2%) 0 TEAEs ≥Grade 3 7 (8.6%) 1 (1.3%) AESIs 0 0 TEAEs of DILI 0 0 TEAEs leading to IP discontinuation 0 0 TEAEs leading to trial withdrawal 0 0 Phase 2 Seabreeze STAT COPD Study Adverse Event Summary Abbreviations: AESI, adverse event of special interest; CPK, creatine phosphokinase; DILI, drug-induced liver injury; GFR, glomerular filtration rate; IP, investigational product; SAE, serious adverse event; TEAE, treatment-emergent adverse event. Note: AESIs include conjunctivitis, keratitis, severe (Grade 3) injection site reactions persisting >24 hrs, parasitic and opportunistic infections, and anaphylaxis

Phase 2 Seabreeze STAT COPD Study
Adverse Event Details

13

Placebo (N=81)		**Rademikibart** (N=78)	
COPD (n=6; exacerbation) Atrial fibrillation* (n=1) Pneumonia (n=1)	✓ SAE ✓ Grade ≥3 TEAE	Death of unknown cause** (n=1; Day 37)	✓ SAE ✓ Grade ≥3 TEAE
Injection site reaction (n=1)	✓ Possibly related TEAE	COPD (n=1; exacerbation, Day 39)	✓ SAE
COPD (n=6; exacerbation) Urinary tract infection (n=2) Mitral valve incompetence (n=2) Tricuspid valve incompetence (n=2)	✓ Most common TEAE	COPD (n=4; exacerbation)	✓ Most common TEAE

Abbreviations: AESI, adverse event of special interest; SAE, serious adverse event; TEAE, treatment-emergent adverse event

* Atrial fibrillation occurred in participant who also had worsening of index exacerbation that required hospitalization
** Death was not related to COPD; participant with a medical history of ventricular arrhythmias woke up during the night, fell and hit her head, then died.

Notes:
No AEs of 'eosinophil count increased' or 'eosinophilia' reported in the study. The protocol required eosinophil counts ≥1500 cells/µL or if symptomatic to be reported as an AE.
COPD exacerbations reported as an Adverse Event only if more severe than Index Exacerbation or more frequent than expected for participant.

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2025 US National Claims Data Patients Aged 40 and Over Distribution of Emergency Visits for COPD with Costs

Acute COPD exacerbation
3,457,573 ER visits/yr

Not type 2–high · 1,863,632 · 53.9% *not carried forward*

Type 2–high **1,593,941** 46.1%

50% of the 90-day downstream spend lands in the first month.

HOW THE VISIT ENDS…	Treat + Release discharged from the ER		Observation held, not admitted		Admitted inpatient stay	
Type 2–high visits a year	**533,652**	33.5%	**122,255**	7.7%	**938,034**	58.9%
WHAT HAPPENS IN THE FIRST 30 DAYS…						
Returned to ER or was admitted ≤30 days	60,570	**11.4%**	16,443	**13.5%**	187,138	**20.0%**
↳ **mean cost of one such return**	$19,264		$23,687		$29,209	
30-day cost for returning patients	**$1.17B**		**$389M**		**$5.47B**	
Cost savings with 81% reduction in 30-day returns	**$954M**	**$1,788 per Treated and Released visit**	**$315M**	**$2,577 per Observation visit**	**$4.44B**	**$4,730 per Admitted visit**

Total savings if every T2-high patient received rademikibart = $6,000,000,000

ER = emergency room; type 2–high = latest blood eosinophil >150 cells/µL or a documented non-asthma atopic condition; allowed amount = billed and allowed by the plan, before the plan's share is netted out

Visit volume: Komodo Healthcare Map, age 40+, CY2025. The locked national projection figure is 3,457,573 COPD-related ER visits on 1,924,002 patients (x1.8 visits per patient per year). Case finding: an acute COPD code on the visit, or, absent that, airway-directed treatment or coded acute respiratory failure; the like-for-like tier (2.04M) reproduces the 2025-equivalent NEDS range of 1.9–2.4M. Costs: imputed allowed amounts; averages, not medians; rates from the claims reference and only unit prices from the cost fabric. Type 2–high 46.1% is estimated at full testing (latest stable-state eosinophil >150 cells/µL or a hard atopic condition, asthma excluded).

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15 • Through 4 weeks rademikibart significantly reduced: • Treatment Failure (TxF) by 81% (p=0.0122) • New moderate to severe exacerbations by 85% (p=0.030) • ED and hospital admissions for exacerbations by 100% (0.014) • Clinically meaningful increase in post-bronchodilator FEV1 of 70 mL compared to placebo observed at Week 4 • Favorable safety profile • Larger US market than previously projected with an estimated $6B in savings with the use of rademikibart in the ED for acute exacerbations • Plan to meet with the FDA to discuss Phase 3 acute and chronic COPD pathways Study 207 Topline Results - Conclusions